                                                                 Exhibit 10.4



                                  SECURITY AGREEMENT


          SECURITY AGREEMENT, dated as of July 8, 1998, made by the grantors listed on the signature pages hereof (each individually a "Grantor" and collectively the "Grantors"), in favor of United States Trust Company of New York ("U.S. Trust"), in its capacity as depositary with respect to the Cash Collateral Account (as defined) (in such capacity, the "Depositary") and in its capacity as trustee (in such capacity, the "Trustee") under the Indenture (as defined), as collateral agent (in such capacity, the "Collateral Agent") for the ratable benefit of the Holders (the "Noteholders") of the 13% Senior Secured Notes due 2005 (the "Notes") issued by Epic Resorts, LLC, a Delaware limited liability company (the "Company"), and Epic Capital Corp., a Delaware corporation ("Capital Corp." and, together with the Company, the "Note Issuers") under the Indenture dated as of July 8, 1998 (the "Indenture"), among the Note Issuers, the Subsidiary Guarantors named therein and the Trustee.

                                     WITNESSETH:

          WHEREAS, the Note Issuers, Epic Warrant Co., the Subsidiary Guarantors party thereto and NatWest Capital Markets Limited (the "Initial Purchaser") have entered into a Purchase Agreement dated June 30, 1998 (the "Purchase Agreement"), pursuant to which, among other things, the Initial Purchaser has agreed to purchase the Notes from the Note Issuers; and

          WHEREAS, it is a condition precedent to the obligations of the Initial Purchaser to purchase the Notes under the Purchase Agreement, that the Grantors shall have executed and delivered this Security Agreement to the Depositary and the Collateral Agent;

          NOW, THEREFORE, in consideration of the premises and to induce the Initial Purchase to enter into the Purchase Agreement and to purchase the Notes, the Grantors hereby agree with the Depositary and the Collateral Agent, as follows:

          1. DEFINED TERMS. Unless otherwise defined herein, terms which are defined in the Indenture and used herein are so used as so defined, and the meanings assigned to terms defined herein or in the Indenture shall be equally applicable to both the singular and plural forms of such terms; the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory and Proceeds; and the following terms shall have the following meanings:

          "Cash Collateral Account" shall mean a cash collateral account, maintained with the Depositary and under the sole dominion and control of the Collateral Agent, into which the cash proceeds of all sales of Vacation Ownership Interests and of the sale of Accounts (including those in connection with the New Receivables Facility), as well as the cash proceeds of any Accounts to the extent not otherwise sold or pledged in connection with customary receivables financing arrangements, shall be deposited.

          "Code" means the Uniform Commercial Code as from time to time in effect in the State of New York.

          "Collateral" shall have the meaning assigned to it in Section 2 of this Security Agreement.

          "Obligations" shall mean the unpaid principal amount of, or any premium applicable to, and interest on the Notes (including, without limitation, interest accruing after the maturity of the Notes and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceedings, relating to any Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and all other obligations and liabilities of any Grantor to the Holders or the Collateral Agent, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Notes, the Indenture or this Security Agreement (in each such case as the same may be amended, supplemented or modified from time to time) and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, premium, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel) or otherwise.

          "Security Agreement" means this Security Agreement, as amended, supplemented or otherwise modified from time to time.

          "Termination Date" means the date upon which the Grantors under this Security Agreement, and the Note Issuers under the Indenture have fulfilled all obligations under the Notes and the aforementioned agreements.

          2. GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due (whether at the Stated Maturity, by acceleration or otherwise) of the Obligations, each Grantor hereby grants to the Collateral Agent a security interest for the benefit of the Holders and the Collateral Agent in all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest: (i) the Cash Collateral Account and all monies, securities and instruments deposited or required to be deposited in such Cash Collateral Account and (ii) all Proceeds and products of and security entitlements in each and all of the foregoing (collectively, the "Collateral").

          3. REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants that:

          (a) TITLE; NO OTHER LIENS. Except for the Lien granted to the Collateral Agent pursuant to this Security Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others except as permitted by the Indenture. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except as permitted by the Indenture and such as may have been filed in favor of the Collateral Agent, pursuant to this Security Agreement.

          (b) PERFECTED FIRST PRIORITY LIENS. The Liens granted pursuant to this Security Agreement will constitute upon the completion of all necessary filings or notices in proper public offices or the taking of any necessary possessions or similar acts, perfected Liens on all Collateral, which are, except as permitted by the Indenture, prior to all other Liens on such Collateral created by such Grantor and in existence on the date hereof and which are enforceable as such against all creditors of such Grantor.

          (c) CHIEF EXECUTIVE OFFICE. Each Grantor's chief executive office and chief place of business is located at 1150 First Avenue, Suite 900, King of Prussia, Pennsylvania 19406.

          (d) FARM PRODUCTS. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

          4. COVENANTS. Each Grantor covenants and agrees with the Collateral Agent, from and after the date of this Security Agreement until the Obligations are paid in full:

          (a) ESTABLISHMENT AND MAINTENANCE OF CASH COLLATERAL ACCOUNTS. Each Grantor shall deposit into the Cash Collateral Account (i) the cash proceeds of all sales of Vacation Ownership Interests and of the sale of Accounts (including those in connection with the New Receivables Facility) and (ii) the cash proceeds of all Accounts to the extent not otherwise sold or pledged in connection with the customary receivables financing arrangements.

          (b) FURTHER DOCUMENTATION; PLEDGE OF INSTRUMENTS AND CHATTEL PAPER. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of each Grantor, each Grantor will promptly and duly execute and deliver such further instruments and documents and take such further action as may be required by applicable law or as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any such jurisdiction with respect to the Liens created hereby. Each Grantor also hereby authorizes the Collateral Agent to file any such financing or continuation statement without the signature of such Grantor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Security Agreement.

          (c) INDEMNIFICATION. Each Grantor, jointly and severally agrees to pay, and to save the Collateral Agent harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any requirement of law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement. In any suit, proceeding or action brought by the Collateral Agent under any Account or Contract for any sum owing thereunder, or to enforce any provisions of any Account or Contract, each Grantor will save, indemnify and keep the Collateral Agent harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from such Grantor.

          (d) MAINTENANCE OF RECORDS. Each Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral. For the Collateral Agent's further security, the Collateral Agent shall have a security interest in all of each Grantor's books and records pertaining to the Collateral, and each Grantor shall turn over any such books and records for inspection at the office of such Grantor to the Collateral Agent or to is representatives during normal business hours at the request of the Collateral Agent.

          (e) LIMITATION ON LIENS ON COLLATERAL. Each Grantor (x) will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and other than as permitted pursuant to the Indenture, and (y) will defend the right, title and interest of the Collateral Agent in and to any of the Collateral against the claims and demands of all Persons whomsoever.

          (f) LIMITATIONS ON DISPOSITIONS OF COLLATERAL. No Grantor will sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, except for as permitted by the Indenture.

          (g) FURTHER IDENTIFICATION OF COLLATERAL. Each Grantor will furnish to the Collateral Agent from time to time, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

          (h) NOTICES. Each Grantor will advise the Collateral Agent promptly, in reasonable detail of, (i) any Lien (other than Liens created hereby or permitted under the Indenture) on, or claim asserted against, any of the Collateral, and (ii) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

          (i) CHANGES IN LOCATIONS, NAME, ETC. No Grantor will (i) change the location of its chief executive office/chief place of business from that specified in Section 3(c) or (ii) change its name, identity or corporate structure, to such an extent that any financing statement filed by any Grantor in connection with this Security Agreement would become misleading, unless it shall have given the Collateral Agent at least 30 days' prior written notice thereof and shall have filed all amendments to financing statements necessary to maintain the Liens created hereby as required by
Section 4(b) above.

          5.   CASH COLLATERAL ACCOUNT DISBURSEMENTS.

          (a) The Cash Collateral Account shall at all times be under the full and exclusive dominion and control of the Collateral Agent. Unless and until the Collateral Agent has knowledge that an Event of Default shall have occurred and be continuing (as contemplated by Section 7.03 of the Indenture), the Collateral Agent is hereby authorized, upon receipt of direction of the Company pursuant to Section 5(b) below, to direct the Depositary to transfer any and all cash deposited in the Cash Collateral Account to an account specified by, and in the name of, the Company. The Collateral Agent may release such Collateral from the Lien of this Security Agreement solely upon the receipt of written direction of the Company pursuant to Section 5(b) below, notwithstanding the requirements of Section 11.03 of the Indenture.

          (b) Unless and until an Event of Default shall have occurred and be continuing, the Company is hereby authorized to direct the Collateral Agent to direct transfers of funds on deposit in the Cash Collateral Account made pursuant to Section 5(a). Such directions shall be in writing, signed by the President or Chief Financial Officer of the Company, and shall certify that no Default or Event of Default has occurred and is continuing under the Indenture.

          (c) If, to the knowledge of the Collateral Agent (as contemplated by Section 7.03 of the Indenture), an Event of Default has occurred and is continuing, no disbursements shall be made from the Cash Collateral Account unless and until such Event of Default is cured or waived pursuant to the Indenture.

          6.   COLLATERAL AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

          (a) POWERS. Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time (in the Collateral Agent's discretion) for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, except any notice required by law referred to in Section 9 hereof, to do the following:

          (i) at any time when any Event of Default shall have occurred and is continuing, in the name of such Grantor or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys or with respect to any of the Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys with respect to any of the Collateral whenever payable;

          (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral; and

          (ii) upon the occurrence and during the continuance of any Event of Default, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (B) to ask for or demand, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's Liens thereon to effect the intent of this Security Agreement, all fully and effectively as the Grantor might do.

Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable until the Obligations are paid in full.

          (b) OTHER POWERS. Each Grantor hereby authorizes the Collateral Agent, at any time and from time to time, to execute, in connection with the sale provided for in Section 9 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

          (c) NO DUTY ON COLLATERAL AGENT'S PART. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent's interests in the Collateral and shall not impose any duty upon the Collateral Agent to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to such Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

          7. PERFORMANCE BY COLLATERAL AGENT OF EACH GRANTOR'S OBLIGATIONS. If any Grantor fails to perform or comply with any of its agreements contained herein and the Collateral

Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Collateral Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum specified in Section 4.01(b) of the Indenture, shall be payable by such Grantor to the Collateral Agent on demand and shall constitute Obligations secured hereby.

          8. PROCEEDS. It is agreed that if an Event of Default shall occur and be continuing (a) all Proceeds received by each Grantor consisting of cash, checks and other instruments in respect of sales of Vacation Ownership Interests, sales of Accounts and the cash proceeds of any Accounts to the extent not otherwise sold or pledged in connection with customary receivables financing arrangements shall be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required), and (b) any and all such Proceeds received by the Collateral Agent (whether from such Grantor or otherwise) may, in the sole discretion of the Collateral Agent, be held by the Collateral Agent as collateral security for, and/or then or at any time thereafter may be supplied by the Collateral Agent against, the Obligations (whether matured or unmatured), such application to be in such order as the Collateral Agent shall elect. Any balance of such Proceeds remaining after the Obligations shall have been paid in full shall be paid over to such Grantor or to whomsoever may be lawfully entitled to receive the same.

          9. REMEDIES. If an Event of Default shall occur and be continuing, the Collateral Agent may exercise, in addition to all other rights and remedies granted to it in this Security Agreement, in the Indenture and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are, to the extent permitted by applicable law, hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more portions at public or private sale or sales, at any exchange, broker's board or office of the Collateral Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in such Grantor, which right or equity is hereby waived, to the extent permitted by applicable law, or released. Each Grantor further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, as required by Section
6.10 of the Indenture, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(l)(c) of the Code, need the Collateral Agent account for the surplus, if any to such Grantor. To the extent permitted by applicable law, such Grantor waives all claims, damages and demands it may acquire against the Collateral Agent arising out of the exercise by the Collateral Agent of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent to collect such deficiency.

          10. LIMITATION ON DUTIES REGARDING PRESERVATION OF COLLATERAL. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. For all purposes of this Security Agreement, in the performance of its duties or obligations hereunder, the Collateral Agent shall be entitled to the benefits of the Trustee set forth in Sections 7.01(e), (f)(ii), (f)(iii),
(h) and (i) and Section 7.02 of the Indenture.

          11. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest until the Obligations are indefeasibly paid in full.

          12. SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          13. PARAGRAPH HEADINGS. The paragraph headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          14. NO WAIVER; CUMULATIVE REMEDIES. The Collateral Agent shall not by any act (except by a written instrument pursuant to Section 15 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent would otherwise have on any future occasion. The rights or remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          15. WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Grantor and the Collateral Agent, PROVIDED that any provision of this Security Agreement may be waived by the Collateral Agent in a written letter or agreement executed by the Collateral Agent or by facsimile transmission from the Collateral Agent. This Security Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Collateral Agent, the Holders and their respective successors and assigns.

          16. TERMINATION OF SECURITY INTEREST; RELEASE OF COLLATERAL. (a) Upon the repayment in full of all Obligations, the security interest granted in the Collateral pursuant to this Security Agreement shall terminate and all rights to the Collateral shall revert to the Grantors.

          (b) Upon such termination of the security interest granted in the Collateral pursuant to this Security Agreement or release of Collateral pursuant to this Section, the Collateral Agent will, at the expense of each Grantor, execute and deliver to each Grantor such documents as such Grantor shall reasonably request to evidence the termination of such security interest and deliver to such Grantor all Collateral so released then in its possession.

          17. NOTICES. All notices or other communications provided for hereunder shall be in writing and sent by first class mail or nationwide overnight delivery service, (i) if to a Grantor, addressed to it at 1150 First Avenue, Suite 900, King of Prussia, Pennsylvania 19406, or at such other address as such Grantor shall have specified to the Collateral Agent, and (ii) if to the Collateral Agent, addressed to it at 114 West 47th Street, New York, New York 10036-1532.

          18. INTEGRATION. This Security Agreement and the Indenture represent the agreement of each Grantor and the Collateral Agent with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent relative to subject matter hereof not expressly set forth or referred to herein and in the Indenture.

          19. GOVERNING LAW. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH GRANTOR UNDER THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, each Grantor has caused this Security Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:                          EPIC RESORTS, LLC



                                   By: /s/ T.F. Flatley
                                      ---------------------------------------
                                      Name:   Thomas F. Flatley
                                      Title:  President


                                   EPIC CAPITAL CORP.




                                   By: /s/ T.F. Flatley
                                      ---------------------------------------
                                      Name:   Thomas F. Flatley
                                      Title:  President

                                   EPIC TRAVEL, LLC



                                   By: /s/ T.F. Flatley
                                      ---------------------------------------
                                      Name:   Thomas F. Flatley
                                      Title:  President

                                   LONDON BRIDGE RESORT, LLC



                                   By: /s/ T.F. Flatley
                                      ---------------------------------------
                                      Name:   Thomas F. Flatley
                                      Title:  President

                                   EPIC RESORT - WESTPARK RESORT, LLC



                                   By: /s/ T.F. Flatley
                                      ---------------------------------------
                                      Name:   Thomas F. Flatley
                                      Title:  President

                                   EPIC RESORTS - SCOTTSDALE LINKS RESORTS, LLC



                                   By: /s/ T.F. Flatley
                                      ---------------------------------------
                                      Name:   Thomas F. Flatley
                                      Title:  President

                                   EPIC RESORTS - PALM SPRINGS MARQUIS VILLAS,
                                   LLC



                                   By: /s/ T.F. Flatley
                                      ---------------------------------------
                                      Name:   Thomas F. Flatley
                                      Title:  President

                                   EPIC RESORTS - HILTON HEAD, LLC



                                   By: /s/ T.F. Flatley
                                      ---------------------------------------
                                      Name:   Thomas F. Flatley
                                      Title:  President

                                   RESORT MANAGEMENT, LLC



                                   By: /s/ T.F. Flatley
                                      ---------------------------------------
                                      Name:   Thomas F. Flatley
                                      Title:  President

                                   RESORT INVESTMENT, LLC



                                   By: /s/ T.F. Flatley
                                      ---------------------------------------
                                      Name:   Thomas F. Flatley
                                      Title:  President

                                   DAYTONA BEACH REGENCY, LTD.

                                   By: /s/ T.F. Flatley
                                      ---------------------------------------
                                      Name:   Thomas F. Flatley
                                      Title:  President



Accepted and Agreed:

UNITED STATES TRUST COMPANY
OF NEW YORK, as Collateral Agent



By: /s/ [ILLEGIBLE]
   ----------------------------
   Name:
   Title:


UNITED STATES TRUST COMPANY
OF NEW YORK, as Depositary



By: /s/ [ILLEGIBLE]
   ----------------------------
   Name:
   Title:



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